UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

U.S. ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 S. Voss, Suite 725, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

(303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 26, 2024, U.S. Energy Corp. (the “Company”, “we” and “us”), entered into a Purchase and Sale Agreement for Farmout Assignment (the “Purchase Agreement”) with Wavetech Helium, Inc. (“Wavetech”). Pursuant to the Purchase Agreement, effective June 1, 2024, we acquired rights to a farmout agreement (the “Farmout Agreement”) pursuant to which Wavetech had the rights to certain properties located across the Kevin Dome Structure in Toole County, Montana (the “Property”), which vest upon the drilling of two wells on the Property. Specifically, we acquired eighty-two and one-half percent (82.5%) of Wavetech’s rights under the Farmout Agreement (the “Assigned Rights”).

In consideration for the purchase of the Assigned Rights, we paid Wavetech $2.0 million in cash and issued Wavetech 2,600,000 shares of restricted common stock (the “Wavetech Shares”). Additionally, Wavetech agreed to be responsible for 100% of the costs and expenses associated with its 17.5% carried working interest in the Assigned Rights, with the exception of any monthly lease operating expenses, until such time as Wavetech has paid $20.0 million in such expenses.

The Purchase Agreement included customary representations and warranties consistent with a transaction of the size and type of the acquisition.

The foregoing summary description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The discussion of the Purchase Agreement and the Wavetech Shares in Item 1.01 above is incorporated by reference into this Item 3.02 in its entirety. The issuance of the Wavetech Shares was exempt from registration pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuance did not involve a public offering, the recipient was an “accredited investor”, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities are subject to transfer restrictions, and the certificates or book-entry notations evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 8.01. Other Events.

On June 25, 2024, the Company entered into a non-binding letter of intent (the “LOI”), with Synergy Offshore LLC (“Synergy”), relating to the proposed acquisition by the Company, from Synergy, of 24,000 net operated acres, located across the Kevin Dome Structure in Toole County, Montana, which are highly contiguous to the Wavetech Property (the “Synergy Asset”).

Under the terms of the non-binding LOI, Synergy will assign to the Company 87.5% of their working interests in the Synergy Asset for the following consideration:

●	$2.0 million in cash;
●	4,845,900 shares of the Company’s restricted common stock;
●	6,250,000 warrants to purchase one share of the Company’s common stock, contingent on achieving certain milestones at an exercise price of $0.01 per share;

●	a $12.5 million carried working interest for which the Company will commit to pay Synergy’s exploration, drilling, and completion costs attributable to Synergy’s 12.5% retained working interest;
●	18.0% of future amounts realized by the Company in connection with tax credits obtained for carbon sequestration; and
●	an Area of Mutual Interest (the “Synergy AMI”) under which Synergy will have the right to participate for its proportionate interest of 12.5% in any new leases.

The definitive purchase agreement relating to the acquisition is expected to contain customary representations and warranties of the parties, and mutually acceptable terms for demand registration rights and piggyback registration rights.

Synergy is controlled by Mr. Duane H. King, a member of the Board of Directors of the Company, who serves as the Chief Executive Officer and Manager of Synergy, and John A. Weinzierl, the Company’s Chairman, is an approximate thirty percent beneficial owner of Synergy.

The Synergy acquisition is subject to among other things, the negotiation of definitive agreements, and the Company coming to agreement with Synergy on definitive agreements and terms, satisfactory due diligence, shareholder approval of the issuance of shares of common stock to Synergy in the transaction, and other customary conditions to closing, and we cannot estimate the expected closing date of such acquisition. The parties may not be able to come to terms on definitive acquisition agreements, and for that or other reasons, the acquisition of the Synergy Asset may not close on a timely basis, on the terms set forth in the LOI, or at all. The LOI currently includes an anticipated closing date of September 30, 2024, subject to the timing associated with a planned proxy statement to request stockholder approval for the issuance of shares of common stock as part of the acquisition.

The foregoing summary description of the LOI does not purport to be complete and is qualified in its entirety by reference to the full text of the LOI, which is filed as Exhibit99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

On July 1, 2024, the Company filed a press release disclosing the consummation of the Purchase Agreement and the entry into the LOI, and certain other matters, a copy of which is attached hereto as Exhibit99.2, which is incorporated by reference into this Item 8.01 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*#	Purchase and Sale Agreement for Farmout Assignment, by and between U.S. Energy Corp., as buyer and Wavetech Helium, Inc., as seller, dated June 26, 2024 and effective June 1, 2024
99.1*	Letter of Intent dated June 25, 2024, between Synergy Offshore LLC and U.S. Energy Corp.
99.2*	Press Release dated July 1, 2024
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that U.S. Energy Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication and in Exhibits 99.1 and 99.2 included herewith, which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed Synergy acquisition, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed acquisition may differ materially from the terms and conditions set forth in the LOI; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Synergy acquisition and any definitive agreements with respect thereto; (3) the inability to complete the proposed acquisition, including due to failure to obtain approval of the stockholders of the Company; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its key employees; (7) costs related to the proposed transaction; (8) changes or other circumstances that could give rise to the right to Synergy or the Company (collectively, the “LOI Parties”) to terminate the LOI or assuming such definitive agreements are agreed to, the definitive agreements; (9) the effect of such termination, including fees potentially payable in connection therewith; (10) the ability to obtain approvals and meet other closing conditions to the acquisition on a timely basis or at all, including the risk that approvals required are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; (11) risks associated with the integration of recently acquired assets; (12) the Company’s ability to comply with the terms of its senior credit facilities; (13) the ability of the Company to retain and hire key personnel; (14) the business, economic and political conditions in the markets in which the Company operates; (15) the volatility of oil and natural gas prices; (16) the Company’s success in discovering, estimating, developing and replacing oil and natural gas reserves; (17) risks of the Company’s operations not being profitable or generating sufficient cash flow to meet its obligations; (18) risks relating to the future price of oil, natural gas and NGLs; (19) risks related to the status and availability of oil and natural gas gathering, transportation, and storage facilities; (20) risks related to changes in the legal and regulatory environment governing the oil and gas industry, and new or amended environmental legislation and regulatory initiatives; (21) risks relating to crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries and other producing countries; (22) technological advancements; (23) changing economic, regulatory and political environments in the markets in which the Company operates; (24) general domestic and international economic, market and political conditions, including the military conflict between Russia and Ukraine and the global response to such conflict; (25) actions of competitors or regulators; (26) the potential disruption or interruption of the Company’s operations due to war, accidents, political events, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond the Company’s control; (27) pandemics, governmental responses thereto, economic downturns and possible recessions caused thereby; (28) inflationary risks and recent changes in inflation and interest rates, and the risks of recessions and economic downturns caused thereby or by efforts to reduce inflation; (29) risks related to military conflicts in oil producing countries; (30) changes in economic conditions; limitations in the availability of, and costs of, supplies, materials, contractors and services that may delay the drilling or completion of wells or make such wells more expensive; (31) the amount and timing of future development costs; (32) the availability and demand for alternative energy sources; (33) regulatory changes, including those related to carbon dioxide and greenhouse gas emissions; (34) uncertainties inherent in estimating quantities of oil and natural gas reserves and projecting future rates of production and timing of development activities; (35) risks relating to the lack of capital available on acceptable terms to finance the Company’s continued growth; (36) the review and evaluation of potential strategic transactions and their impact on stockholder value and the process by which the Company engages in evaluation of strategic transactions; and (37) other risk factors included from time to time in documents U.S. Energy files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and future annual reports and quarterly reports. These reports and filings are available at www.sec.gov. unknown or unpredictable factors also could have material adverse effects on the Company’s future results.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any LOI Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this communication and in Exhibits 99.1 and 99.2 are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Synergy acquisition (the “Transaction”), and assuming the Company can come to definitive acquisition terms with Synergy regarding the Transaction, and such Transaction terms continue to include the issuance of a material amount of shares of common stock of the Company, the Company plans to file with the Securities and Exchange Commission (SEC) a proxy statement to seek shareholder approval for the Transaction, which, when finalized, will be sent to the shareholders of the Company seeking their approval of the respective transaction-related proposals. This communication is not a substitute for any proxy statement or other document the Company may file with the Securities and Exchange Commission (SEC) in connection with the proposed Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge, when available, through the website maintained by the SEC at www.sec.gov or from the Company at its website, https://usnrg.com. Documents filed with the SEC by the Company will be available free of charge on the “Investors,” “SEC Filings” page of our website at https://usnrg.com or, alternatively, by directing a request by mail, email or telephone to U.S. Energy, Inc. at 1616 S. Voss, Suite 725, Houston, Texas 77057; IR@usnrg.com; or (303) 993-3200, respectively.

No Offer Or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

The Company, Synergy and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of the Company in respect of the proposed Transaction under the rules of the SEC. Information about the Company’s directors and executive officers and their ownership of the Company is available in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 17, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	July 1, 2024